SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                       Date of Report: September 29, 2004

                        GLOBAL ASSETS AND SERVICES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



 Florida                    000-30145                   59-3723328
 --------                   ---------                   ----------
(State or other             (Commission               (IRS Employer
jurisdiction of             File Number)            Identification No.)
 incorporation)


            13575 58th Street North, Suite 122, Clearwater, FL 33760
            --------------------------------------------------------
             (New address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 538-1434

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

     The Company has issued 50,000,000 shares of the Company's Common Stock to the subscribing shareholder in consideration for $250,000, pursuant to a Subscription Agreement dated September 16, 2004 and entered into between the Company, Praise Direct Holdings Limited, and one of the directors of the Company ("Agreement").

     Pursuant to the purchase transaction, the Company will to have a total of approximately 89 million shares of its Common Stock outstanding, of which approximately 50,000,000 will be owned by Xu Kexi, the President and Chief Executive Officer. The balance will be in the public float or owned by the other prior shareholders of the Company, or by other unaffiliated parties. Bertram Cutler has resigned effective immediately. The two remaining members of the Board of Directors of the Company before the closing of the subscription under the Agreement (the "Current Directors") are being replaced by new members of the Board of Directors of the Company, Mr. Xu Kexi and Chan Yi Tung Alice Anastasia, also Treasurer and Secretary of the Company (collectively the "New Directors").


Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Envents That Accelerate or Increase a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None


Item 3.02 - Unregistered Sales of Equity Securities

     The Company has issued 50,000,000 shares of the Company's Common Stock to the subscribing shareholder in consideration for $250,000, pursuant to a Subscription Agreement dated September 16, 2004 and entered into between the Company, Praise Direct Holdings Limited, and one of the directors of the Company ("Agreement").

     Pursuant to the purchase transaction, the Company will to have a total of approximately 89 million shares of its Common Stock outstanding, of which approximately 50,000,000 will be owned by Xu Kexi, the President and Chief Executive Officer. The balance will be in the public float or owned by the other prior shareholders of the Company, or by other unaffiliated parties. Bertram Cutler has resigned effective immediately. The two remaining members of the Board of Directors of the Company before the closing of the subscription under the Agreement (the "Current Directors") are being replaced by new members of the Board of Directors of the Company, Mr. Xu Kexi and Chan Yi Tung Alice Anastasia, also Treasurer and Secretary of the Company (collectively the "New Directors").

     The Company also issued 7,500,000 shares to Top Harmony Holdings Limited. These shares are exempt under Regulation S.


Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On September 20, 2004, Bertram Cutler, one of the Current Directors resigned as director of the Company. Saburo Oto and Frances McCrimmon, the two remaining Current Directors, will resign as directors of the Company with effective date thereof being ten days after the filing and mailing of this
Schedule 14f to the shareholders of the Company. Both Bertram Cutler and Saburo Oto have resigned the office of the President and the Secretary respectively on September 20, 2004. As part of the transactions contemplated by the Agreement, the number of members of the Board of Directors after the change of control are expected to be two, namely Xu Kexi and Chan Yi Tung Alice Anastasia, subject to the mailing of this Notice.

     Listed below are the Current Directors of the Company, (who have resigned effective ten days after the mailing of the 14f Notice) followed by their business experience:

     Frances McCrimmon, 56, was appointed as a Director of Global Assets and Services, Inc. on September 13, 2002. Mrs. McCrimmon, a recently retired elementary school principal with 30 years experience with the Pasco County School System, resides in Wesley Chapel, FL. Mrs. McCrimmon attended the University of South Florida in Tampa, FL and earned a Bachelor's Degree in 1972 for Elementary Education and Exceptional Student Education; a Master's Degree in 1986 in Elementary Education; and a Master's Degree in Educational Leadership in 1992. Mrs. McCrimmon is currently employed as the lead teacher at the Academy at the Farm, a newly established charter school located in Dade City, FL. During Mrs. McCrimmon's tenure in Pasco County, she recruited and hired more than 400 employees, conducted staff development activities in Facilitative Leadership, Myers-Briggs Personality Profiles, Clinical Education, and worked with the Florida State Department of Education to develop curriculum for Exceptional Education students.

     Saburo (Steve) Oto is a former audit partner at Deloitte & Touche, an international accounting and consulting firm. Before he joined in 1994, as the president and CEO, in a privately-owned investment holding firm in Florida (a subsidiary of a Tokyo-Japan based company), he was the partner in charge of an international practice group of Delloite & Touche, primarily serving the major Japanese-owned businesses in Southern California with over 140 bilingual professionals. In 1998, he started his own consulting business. He holds a Finance degree from Brigham Young University and did post-graduate work at University of California, Los Angeles. In 2001, he joined the Company as one of the Company's directors and major shareholders.

New Directors and Executive Officers

     The following biographical information concerning the New Directors is provided.

     Mr. Xu Kexi, age 41, graduated from high school in Shanghai in 1982. Mr. Xu was the supervisor of the Shanghai Textile Company from 1982 to 1985, the Export Manager of Shengzhen China Import-Export Company from 1985-1990, the Manager of Shanghai Galaxy Film Limited from 1990-1996. From 1996 to the present, Mr. Xu has been the Chief Executive Officer of Shanghai Asia Loyalty Tradings Limited.

     Miss Chan Yi Tung Alice Anastasia, age 36, graduated in 1995 from the University of Minnesota, United States of America. She was the Administrative Manager of Minghua Group Holdings Limited, a company listed on NASD's Overt-the-Counter Bulletin Board in the United States of America until May 2002. In the past, Miss Chan has worked as the Sales Manager for the KYH Steel Co., Limited, a steel stocklist in Hong Kong, and as the Administrative Officer of B+B Asia Limited, a contractor in Hong Kong, with its parent company, located in Germany. At present, Miss Chan is a director of Genuisoft Limited, a company involved in the research, development, and production of remote surveillance monitoring, data security, and wireless communication systems.

     The New Directors have taken office on September 20, 2004. Mr. Xu Kexi, one of the New Directors or their associates beneficially owns 50,000,000 common shares of the Company. None of the New Directors has been involved in any trans-action with the Company or any of its Current Directors or officers that is required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission prior to date hereof.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.


Section 6 - [Reserved]


Section 7 - Reulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

        None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2004

                                   GLOBAL ASSETS & SERVICES, INC.




                                   By: /s/ Kexi Xu
                                       -----------------------------
                                       Kexi Xu, CEO/President